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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549-1004

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 21, 2003

                           Artesyn Technologies, Inc.
             (Exact name of registrant as specified in its charter)

            Florida                      0-4466                  59-1205269
(State or other jurisdiction    (Commission File Number)       (IRS Employer
       of incorporation)                                  Identification Number)

7900 Glades Rd., Suite 500, Boca Raton, Florida                  33434-4105
    (Address of principal executive offices)                     (Zip Code)

        Registrant's telephone number, including area code (561) 451-1000

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Item 7. Financial Statements and Exhibits.

      (c)   Exhibits.

            99 Artesyn Technologies, Inc. Earnings Press Release dated October 21, 2003

Item 12. Results of Operation and Financial Condition.

Artesyn Technologies today released financial information for the thirteen and thirty-nine weeks ended September 26, 2003. A copy of the press release is attached as Exhibit 99.

On October 21, 2003, Artesyn will host a call with investors, analysts and other members of the financial community, which will be simultaneously webcast to the public. A replay of the webcast is available at Artesyn's website at www.artesyn.com.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Artesyn Technologies, Inc.
                                                  --------------------------
                                                         (Registrant)

Dated: October 21, 2003

                                                 By: /s/ Richard J. Thompson
                                                     --------------------------
                                                     Richard J. Thompson
                                                     Vice President-Finance and
                                                     Chief Financial Officer


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                                  EXHIBIT INDEX

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Exhibit No.       Description
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    99            Artesyn Technologies, Inc. Earnings Press Release dated
                  October 21, 2003
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